Exhibit 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K,into the Company's previously filed Registration Statements File No. 333-09567 and No. 333-09571.


                                                Arthur Andersen LLP



Melville, New York
January 23, 2001